The Lord Abbett Family of Funds

Supplement dated April 26, 2018

to the Statements of Additional Information

Franklin W. Hobbs, a member of each Fund’s Board of Directors/Trustees (the “Board”), has retired from the Board effective April 23, 2018. References throughout the Funds’ statements of additional information are amended to reflect this change in Board composition.

Please retain this document for your future reference.